UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 28, 2010

NTN BUZZTIME, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5966 La Place Court, Suite 100, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (760) 438-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2010, NTN Buzztime, Inc. (“we,” “us,” “our” or the “Company”) entered into an amended and restated employment agreement with our chief executive officer, Michael Bush.  The amended and restated employment agreement with Mr. Bush contains minor modifications to the employment agreement we entered into with Mr. Bush on April 12, 2010 for the purpose of causing the agreement to be compliant with Internal Revenue Code Section 409A.  The amended and restated employment agreement is effective as of April 12, 2010, the date of the original employment agreement with Mr. Bush.

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SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

By: /s/ Kendra Berger
Kendra Berger
Chief Financial Officer
Date:  December 29, 2010

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